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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES AND EXCHANGE ACT OF 1934


                                  JUNE 4, 2001
                Date of Report (date of Earliest Event Reported)


                               I-LINK INCORPORATED
             (Exact Name of Registrant as Specified in its Charter)


         FLORIDA                         0-17973                  59-2291344
(State or Other Jurisdiction of    (Commission File No.)       (I.R.S. Employer
Incorporation or Organization)                               Identification No.)



         13571 SOUTH WADSWORTH PARK DRIVE, SUITE 200, DRAPER, UTAH 84020
             (Address of principal executive offices and zip code)


                                 (801) 576-5000
              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE
          (Former name or former address, if changed from last report)




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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On June 4, 2001, I-Link Incorporated through it's wholly-owned subsidiary WorldxChange Corp., (f/k/a PT-1 Counsel, Inc., a/k/a PT-I Long Distance, Inc.), (the "Subsidiary") (collectively, the "Buyer"), entered into a Multi-Party Agreement (the "Agreement") with Counsel Corporation, a Canadian corporation ("Counsel"), WorldxChange Communications, Inc., the debtor-in-possession (the "Debtor"), George Farley, in his capacity as Trustee of the D&K Grantor Retained Annuity Trust, a holder in due course of a security interest in the Purchased Assets (as the term is defined below) (the "Trust"), and with the consent as to specified provisions of the Official Committee of Unsecured Creditors. Under the terms and provisions of the Agreement, Counsel designated the Buyer, its affiliate, to assume all of Counsel's rights and responsibilities with respect to the Debtor's assets purchased by Counsel at an auction conducted under the supervision of the United States Bankruptcy Court for the Northern District of Illinois, Eastern Division (the "Bankruptcy Court"), in the matter known as IN RE: WORLD ACCESS, INC., ET AL., held on May 24, 2001 (the "Purchased Assets"). An Order Approving Auction Sale was entered by the Bankruptcy Court on May 25, 2001.

         The Purchased Assets included all of the assets employed in the Debtor's operations in the United States and consisted of the Debtor's equipment, inventory, retail long distance business, accounts receivable, authorizations, software programs and related technology. On June 4, 2001 (the "Closing"), the Trust received $13,000,000 consideration paid by Counsel for its acquisition of the Purchased Assets. (The cash consideration represents an advance to the Subsidiary of funds necessary to purchase the Purchased Assets under that certain Term Loan extended by Counsel to the Subsidiary, and discussed in detail hereinbelow).

         Under the terms of the Agreement, the Buyer has the right to cause the Debtor to assume or reject, at Buyer's election, each of the Debtor's telecommunications equipment leases, carrier and service agreements and other executory contracts. On June 4, 2001, the Buyer executed a Letter Agreement with Telecommunications Finance Group (Siemens Carrier Networks LLC) ("Siemens"), in which Siemens indicated its intent to lease to the Buyer all telecommunications equipment previously leased to the Debtor. The terms and provisions of the underlying lease agreements, however, are subject to certain revisions, including but are not limited to changes in lease terms, lease rates, lease payments. Specifically, for the first six months of the lease term the monthly payments will be $150,000 per month plus applicable sales tax. The remaining forty two monthly lease payments will be $231,361 per month plus applicable sales tax. The leased equipment value will be $9,000,000. However, the foregoing agreement by Siemens is contingent upon (i) approval of its Board of Directors,
(ii) Counsel's unconditional guaranty to pay any and all payments under the outstanding leases, (iii) execution and delivery of the underlying lease and related documents.

         The Buyer also has an exclusive right to retain the first $2,700,000 of any sums collected on the Debtor's wholesale accounts receivable. Any sums over and above the sum of $2,700,000 collected on the Debtor's wholesale accounts receivable will be remitted by the Buyer to the Trust, as those sums are received.


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FINANCING AND PAYMENT OF CONSIDERATION

         Counsel has agreed to provide a secured term loan to I-Link in the aggregate amount of $15,000,000 (the "Term Loan"), $13,000,000 of which proceeds were disbursed and utilized to fund the acquisition of the Purchased Assets. The terms and provisions of the Term Loan were described in the June 3, 2001 non-binding term sheet by and between I-Link and Counsel (the "Term Sheet").

         The Term Loan is to be secured against all assets of I-Link and the Subsidiary and guaranteed by I-Link. Outstanding balances (including any accrued and unpaid interest) under the Term Loan bear interest of 10% per cent per annum and are payable quarterly in arrears and in cash on the last business day of each quarter. The payment of cash interest by the Subsidiary or I-Link may be waived by Counsel. The Term Loan will mature one year after the Closing, which maturity date may be extended upon mutual agreement of both Counsel and I-Link. The Term Loan may be prepaid at any time prior to the maturity, without penalty.

         At Closing, I-Link will issue to Counsel warrants to purchase 5,000,000 shares of common stock of I-Link at an exercise price of $0.60 per share. If the Term Loan is not repaid within three months of the Closing, I-Link will issue to Counsel warrants to purchase an additional 5,000,000 shares of common stock of I-Link at an exercise price of $0.60 per share. Similarly, if the Subsidiary does not repay the Term Loan within the six months of the Closing, I-Link will issue to Counsel warrants to purchase an additional 5,000,000 shares of common stock of the Company at an exercise price of $0.60 per share. The warrants issuable to Counsel will be in a customary warrant form and acceptable both to I-Link and Counsel.

         In any event, the Subsidiary must make compulsory prepayments from the following proceeds:

         o 100% of the net proceeds from the funding of an accounts receivable lending facility or future debt issuance by the Subsidiary; or

         o 100% of the net proceeds from asset sales by the Subsidiary or I-Link in excess of an amount to be determined ; or

         o 50% of the net proceeds from the future issuance of equity or equity-linked securities by I-Link, excluding net proceeds used to make acquisitions and net proceeds used to fund any approved expanded business plan.

         The foregoing is a summary description of the terms of the Agreement, the Term Loan and a Warrant Agreement by and between Counsel and I-Link and by its nature is incomplete. These agreements are subject to more complete descriptions set forth in the respective agreements. The Agreement is attached hereto as Exhibit 2.1.



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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

          (a)     FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

                  The submission of financial statements of the business acquired within the 15-day period as required by the Securities Exchange Act of 1934, as amended, is impracticable. The Company expects to file the required financial information with a Current Report on Form 8-K no later than August 18, 2001.

         (b)      PRO FORMA FINANCIAL INFORMATION.

                  The submission of pro forma financial information of the business acquired within the 15-day period as required by the Securities Exchange Act of 1934, as amended, is impracticable. The Company expects to file the required financial information with a Current Report on Form 8-K no later than August 18, 2001.

         (c)      EXHIBITS.

                  2.1 Multi-Party Agreement by and between WorldxChange Corp., f/k/a PT-1 Counsel, Inc., a/k/a PT-I Long Distance, Inc., a Delaware corporation and a wholly-owned subsidiary of I-Link Incorporated, a Florida corporation, Counsel Corporation, a Canadian corporation, WorldxChange Communications, Inc., a Delaware corporation and debtor-in-possession, George Farley, in his capacity as Trustee of the D&K Grantor Retained Annuity Trust, and with the consent as to specified provisions of the Official Committee of Unsecured Creditors, dated as of June 4, 2001.

                  2.2 Loan Agreement by and between I-Link and Counsel - to be filed by amendment.

                  2.3 Warrant Agreement by and between I-Link and Counsel - to be filed by amendment.





                          [THE SIGNATURE PAGE FOLLOWS.]


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                                    SIGNATURE

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          I-LINK INCORPORATED


Date: June 19, 2001                       By: /s/ Gary J. Wasserson
                                              ----------------------------------
                                              President, Chief Executive Officer